UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2006

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Exact name of registrant as specified in its charter)

United States	333- 131760	13-4994650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Polaris Parkway, Columbus, Ohio	43240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 992-7169

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On June 6, 2006, the Note Underwriting Agreement, between JPMorgan Chase Bank, National Association, as Depositor and Servicer, and J.P. Morgan Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

On June 6, 2006, the Certificate Underwriting Agreement, between JPMorgan Chase Bank, National Association, as Depositor and Servicer, and J.P. Morgan Securities Inc. was executed and entered into by the parties thereto.

On June 13, 2006, the Sale and Servicing Agreement, dated as of May 20, 2006, between Chase Auto Owner Trust 2006-A, as Issuer, and JPMorgan Chase Bank, National Association, as Depositor and Servicer, was executed and entered into by the parties thereto.

On June 13, 2006, the Amended and Restated Trust Agreement, dated as of May 20, 2006, between JPMorgan Chase Bank, National Association, as Depositor, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

On June 13, 2006, the Indenture, dated as of May 20, 2006, between Chase Auto Owner Trust 2006-A, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

On June 13, 2006, the Administration Agreement, dated as of May 20, 2006, among Chase Auto Owner Trust 2006-A, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee, and JPMorgan Chase Bank, National Association, as Administrator, was executed and entered into by the parties thereto.

On June 13, 2006, the Subservicing Agreement, dated as of May 20, 2006, among JPMorgan Chase Bank, National Association, as Depositor and Servicer, JPMorgan Chase Bank, National Association, as Administrator, and Chase Auto Finance Corp., as Subservicer, was executed and entered into by the parties thereto.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed as a part of this report:

1.1	Note Underwriting Agreement, dated June 6, 2006.

1.2	Certificate Underwriting Agreement, dated June 6, 2006.

4.1	Sale and Servicing Agreement, dated May 20, 2006.

4.2	Amended and Restated Trust Agreement, dated May 20, 2006.

4.3	Indenture, dated May 20, 2006.

4.4	Administration Agreement, dated May 20, 2006.

4.5	Subservicing Agreement, dated May 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (Registrant)

By:	/s/ William J. Schiralli
William J. Schiralli, Attorney-in-Fact

Date: June 15, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit
1.1	Note Underwriting Agreement, dated June 6, 2006.

1.2	Certificate Underwriting Agreement, dated June 6, 2006.

4.1	Sale and Servicing Agreement, dated May 20, 2006.

4.2	Amended and Restated Trust Agreement, dated May 20, 2006

4.3	Indenture, dated May 20, 2006.

4.4	Administration Agreement, dated May 20, 2006.

4.5	Subservicing Agreement, dated May 20, 2006.